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                                                                    EXHIBIT 99.2

                        CERTIFICATION OF PERIODIC REPORT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jay C. Peterson, Chief Financial Officer, of Forgent Networks, Inc. (the "Company"), does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1. The amended Annual Report on Form 10-K/A-2 of the Company for the fiscal year ended July 31, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ JAY C. PETERSON
                                                     -----------------------
                                                     Jay C. Peterson
                                                     Chief Financial Officer

                                                     May 29, 2003